UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2025

M2i GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-229748	37-1904036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

885 Tahoe Blvd. Incline Village, NV	89451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 909-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On July 28, 2025, M2i Global, Inc. (the “Company”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) among the Company, Volato Group, Inc., a Delaware corporation (“Volato”), and Volato Merger Subsidiary, Inc., a Nevada corporation and wholly-owned subsidiary of Volato (“Merger Sub”). Pursuant to the Merger Agreement, and subject to the satisfaction or waiver of the conditions therein, at the effective time of the merger (the “Effective Time”), Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Volato. The Merger Agreement contains customary representations, warranties and covenants of the parties, and is subject to approval by the Company’s stockholders, approval by the holders of Volato’s Class A common stock, $0.0001 par value per share (“Volato Common Stock”) receipt of certain regulatory approvals and other customary closing conditions. The Company’s board of directors unanimously approved the Merger Agreement and determined that the Merger is advisable and in the best interests of the Company and its stockholders.

Merger Agreement

Merger Consideration

At the Effective Time, each share of the Company’s common stock, $0.001 par value per share (the “Company Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares held by stockholders who have perfected appraisal rights) will be converted into the right to receive a portion of a number of shares of Volato Common Stock, so that holders of Company Common Stock immediately prior the Effective Time will own such number of shares (which number is subject to adjustments mutually agreed by Volato and the Company) representing 85 % of Volato’s issued and outstanding capital stock on an as-converted, fully diluted basis at the closing of the Merger (the “Closing”).

Governance

The certificate of incorporation and bylaws of Volato as in effect immediately prior to the Effective Time shall be amended as of the Effective Time to (i) change the name of Volato to a name to be determined by the Company, and (ii) make such other changes as are mutually agreeable to Volato and the Company. At the Effective Time, the articles of incorporation and bylaws of the Company, as in effect immediately prior to the Effective Time, shall become the articles of incorporation and bylaws of the surviving corporation in the Merger (“Surviving Corporation”), except for the name of the Surviving Corporation in such articles of incorporation and bylaws shall be amended to be a name to be determined by the Company.

Further, at the Effective Time, the directors and officers of Volato, each to hold office in accordance with the certificate of incorporation and bylaws of Volato, shall be as follows: (i) the directors constituting the board of directors of Volato (“Volato Board”) shall comprise seven (7) directors duly nominated prior to the Effective Time, subject to such individuals’ ability and willingness to serve and shall include: (a) six (6) directors to be nominated by the Company; and (b) Matthew Liotta, who shall be a designated Class I director on the Volato Board from the Effective Time. In the event any designee identified becomes unable or unwilling to serve as a director on the Volato Board or executive officer of Volato as of the Effective Time, or as a chairperson of a committee or as chairman, a replacement for such designee shall be determined solely by the Company.

Conditions to the Merger

The consummation of the Merger is subject to customary closing conditions, including, among others, (i) the adoption of the Merger Agreement and the transactions contemplated thereby by the board of directors and the requisite stockholders of the Company and Volato, (ii) the absence of any law or order by any governmental entity in effect that seeks to enjoin, make illegal, delay or otherwise restrain or prohibits the consummation of the Merger, (iii) the approval of the listing of the combined company on the NYSE American LLC (“NYSE”) and to the extent required by the rules and regulations of NYSE, within five (5) days from the date of execution of the Merger Agreement, Volato preparing and submitting to NYSE a notification form for the listing of the shares of Volato’s common stock to be issued in connection with the Merger and the other transactions contemplated by the Merger Agreement, and to cause such shares to be approved for listing (subject to official notice of issuance), (iv) subject to certain materiality exceptions, the accuracy of certain representations and warranties of each of Volato and Company contained in the Merger Agreement and the compliance by each party with the covenants contained in the Merger Agreement, (v) the absence of a material adverse effect with respect to each of Volato and the Company from the date of the Merger Agreement until the Closing, (vi) the registration statement on Form S-4 as contemplated under the Merger Agreement becoming effective, (vii) Volato having net debt of not more than $10,000,000 at the Closing, and (viii) delivery of certain certificates and opinions as agreed to between the parties under the Merger Agreement as of the Effective Time or the Closing, as applicable.

Certain Other Terms of the Merger Agreement

The Company, Volato and Merger Sub have each made certain representations, warranties and covenants in the Merger Agreement, including, among other things, covenants by the Company and Volato to conduct their businesses in the ordinary course during the period between the execution of the Merger Agreement and consummation of the Merger, to refrain from taking certain actions specified in the Merger Agreement and to use commercially reasonable efforts to cause the conditions of the Merger to be satisfied.

Volato and the Company are restricted from soliciting any acquisition proposals, or engaging in any discussions related to such proposals, although each party may engage in discussions related to a superior proposal subject to certain conditions. Each party’s board of directors may change its recommendation to its stockholders in response to a superior proposal or an intervening event (each as defined in the Merger Agreement) (after giving the other party at least five business days’ notice and an opportunity to negotiate an alternative transaction) or if the board of directors determines that the failure to take such action would constitute a breach of the directors’ fiduciary duties under applicable law.

The Merger Agreement also provides for certain termination rights for the parties. The Merger Agreement can be terminated under the provisions thereof by either party upon a breach of the representations and warranties of the other party, by Volato if the approval of the shareholders of the Company for the transactions contemplated under the Merger Agreement is not obtained, by the Company if the approval of the shareholders of Volato for the Merger is not obtained, and by mutual consent.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Voting Agreement

On July 28, 2025, concurrently with the execution and delivery of the Merger Agreement and as a condition and inducement to the Company’s willingness to enter into the Merger Agreement, certain stockholders of Volato collectively holding 12.13% of Volato’s shareholding as on date of the Merger Agreement on an as-converted basis, executed stockholder voting and support agreements in favor of the Company (the “Voting Agreement”), pursuant to which such stockholders have, subject to the terms and conditions set forth therein, agreed to vote all of their shares of capital stock of Volato to adopt the Merger Agreement and thereby approve the transactions contemplated thereunder and against any offer or proposal, whether written or oral, contemplating or otherwise relating to any merger, consolidation, amalgamation or other similar transaction. The foregoing summary of the Voting Agreement is subject to, and qualified in its entirety by, the full text of the form of Voting Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Additional Information

In connection with the proposed Merger, the Company and Volato plan to file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a joint proxy statement/prospectus and other relevant documents in connection with the proposed Merger. Before making a voting decision, the Company’s stockholders are urged to read the joint proxy statement/prospectus and any other documents filed by the Company and Volato with the SEC in connection with the proposed Merger or incorporated by reference therein carefully and in their entirety when they become available because they will contain important information about Company and the proposed transactions. Investors and stockholders may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at www.m2i.global, or by sending a written request to the Company at M2i Global, Inc., 885 Tahoe Blvd., Incline Village, NV 89451, Attention: Chief Executive Officer.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities of the Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed Merger will be set forth in joint proxy statement/prospectus if and when it is filed with the SEC by the Company and Volato. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and officers in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2024, which was filed with the SEC on February 27, 2025. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed Merger will be set forth in the joint proxy statement/prospectus when and if it is filed with the SEC in connection with the proposed Merger, at the Company’s website at www.m2i.global.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Merger and the ability to consummate the Merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) the Company may be unable to obtain stockholder approval as required for the proposed Merger; (2) conditions to the closing of the Merger may not be satisfied; (3) the Merger may involve unexpected costs, liabilities or delays; (4) the Company’s business may suffer as a result of uncertainty surrounding the Merger; (5) the outcome of any legal proceedings related to the Merger; (6) the Company may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (8) the effect of the announcement of the Merger Agreement on the ability of the Company to retain key personnel and maintain relationships with customers, suppliers and others with whom the Company does business, or on the Company’s operating results and business generally; and (9) other risks to consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period or at all. Additional factors that may affect the future results of the Company are set forth in its filings with the SEC, including ‘s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov, specifically under the heading “Risk Factors.” The risks and uncertainties described above and in the Company’s most recent Annual Report on Form 10-K are not exclusive and further information concerning the Company and its business, including factors that potentially could materially affect its business, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that the Company files from time to time with the SEC. The forward-looking statements in these materials speak only as of the date of these materials. Except as required by law, the Company assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Item 7.01	Regulation FD Disclosure.

On July 29, 2025, the Company and Volato issued a joint press release announcing the Merger Agreement and the transactions contemplated thereby, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger and Reorganization, dated as of July 28, 2025, by and among M2i Global, Inc., Volato Group, Inc. and Volato Merger Subsidiary, Inc.
10.1*	Form of Stockholder Voting and Support Agreement by and among M2i Global, Inc., Volato Group, Inc., Volato Merger Subsidiary, Inc. and certain stockholders of Volato Group, Inc.
99.1	Press release dated July 29, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M2i GLOBAL, INC.

July 29, 2025	By:	/s/ Alberto Rosende
	Name:	Alberto Rosende
	Title:	Chief Executive Officer